               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     Mikron Infrared, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                             MIKRON INFRARED, INC.
                                16 THORNTON ROAD
                           OAKLAND, NEW JERSEY 07436
                                 (201) 405-0900

                                 [Mikron Logo]

                                                                  April 11, 2003

Dear Shareholder:

    Mikron's 2003 Annual Shareholders' Meeting will be held on May 12, 2003 at our offices located at 16 Thornton Road, Oakland, New Jersey, and we look forward to your attendance either in person or by proxy.

    The notice of annual meeting, proxy statement and proxy card from the Board of Directors are enclosed.

    The agenda for this year's annual meeting includes the annual election of directors, a proposal to approve our Board's decision to amend and restate our Omnibus Stock Incentive Plan and a proposal to ratify the appointment of our independent auditor. The Board of Directors recommends that you vote FOR election of the slate of director nominees, FOR adoption of the proposal to amend and restate our Omnibus Stock Incentive Plan and FOR ratification of appointment of the independent auditor. Please refer to the proxy statement for detailed information on each of the proposals. If you have any further questions concerning the annual meeting or any of the proposals, please contact Mikron Investor Relations at (201) 405-0900. For questions regarding your stock ownership, you may contact our transfer agent, American Stock Transfer and Trust Company by phone at (800) 937-5449 (within the U.S. and Canada) or
(718) 921-8200 (outside the U.S. and Canada).

                                           Sincerely yours,

                                           GERALD D. POSNER
                                           GERALD D. POSNER
                                           Chief Executive Officer

                                [Mikron Logo]

                              -------------------
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                  MAY 12, 2003
                            11:00 A.M. EASTERN TIME
                              -------------------

Dear Shareholder,

    You are cordially invited to attend the 2003 annual meeting of shareholders of Mikron Infrared, Inc. which will be held on May 12, 2003 at Mikron's offices located at 16 Thornton Road, Oakland, New Jersey 07436 at 11:00 a.m. local time. At the meeting, you will be asked to consider and vote on the following proposals:

        1. To elect six directors, each to hold office for a term of one year or until their respective successors shall have been duly elected or appointed;

        2. To approve the adoption of an Amended and Restated Omnibus Stock Incentive Plan;

        3. To ratify the appointment of BDO Seidman, LLP as our independent auditors for the fiscal year ending October 31, 2003; and

        4. To transact such other business as may properly come before the meeting.

    These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the company at the close of business on April 7, 2003 will be entitled to vote at the annual meeting.

    To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting. You may submit your vote by mail, using the proxy card and pre-addressed and stamped return envelope enclosed with this notice, or you may vote your shares in person at the meeting.

    Enclosed are copies of the Annual Report to our Shareholders consisting of a letter from our Chief Executive Officer, our Form 10-KSB for the year ended October 31, 2002 and our Form 10-QSB for the quarter ended January 31, 2003.

                                          The Board of Directors,

                                              STEVEN D. DREYER
                                          By: STEVEN D. DREYER
                                              Secretary

Oakland, New Jersey
April 11, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proxy Statement.............................................    3
    Record Date; Share Ownership and Voting Requirements for
     Election of Directors and Adoption of Proposals........    3
    Submitting and Revoking Your Proxy......................    3
Proposal 1: Election of Directors...........................    4
Board Committees and Meetings...............................    6
Directors' Compensation.....................................    6
Security Ownership of Certain Beneficial Owners and
  Management................................................    6
Stock Price Performance Graph...............................    8
Committee on Executive Compensation.........................    8
Employment Contracts, Termination of Employment and Change
  in Control Arrangements...................................    9
Executive Compensation......................................    9
Certain Relationships and Related Transactions..............   11
Proposal 2 -- Adoption of the Amended and Restated Omnibus
  Stock Incentive Plan......................................   11
Report of the Audit Committee...............................   16
Proposal 3 -- Ratification of Selection of Independent
  Auditor...................................................   17
    Fees Paid to BDO Seidman LLP............................   17
Shareholder Proposals.......................................   17
Annual and Quarterly Reports to Shareholders................   18
Other Matters...............................................   18
    Compliance with Section 16(a) of the Exchange Act.......   18

                                     VOTING

    To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Our shareholders may submit their votes by mail, using the enclosed proxy card. We encourage our shareholders to vote using that method whenever possible. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted by mail will be superseded by the vote that you cast at the annual meeting.

                                 [MIKRON LOGO]

                             MIKRON INFRARED, INC.
                                16 THORNTON ROAD
                           OAKLAND, NEW JERSEY 07436

                              -------------------
                                PROXY STATEMENT
                              -------------------

    The enclosed proxy is solicited by Mikron's Board of Directors for the Annual Shareholders' Meeting to be held at Mikron's offices, 16 Thornton Drive, Oakland, New Jersey, on Monday, May 12, 2003, at 11:00 a.m. Eastern Time, and at any postponement or adjournment of the meeting, for the purposes set forth in "Notice of Annual Shareholders' Meeting" on page 1.

RECORD DATE; SHARE OWNERSHIP AND VOTING REQUIREMENTS FOR
ELECTION OF DIRECTORS AND ADOPTION OF PROPOSALS

    Only shareholders of record on the books of the company at the close of business on April 7, 2003 will be entitled to vote at the annual meeting. Presence in person or by proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum. If you held your shares on that date, you may vote your shares at the meeting either in person or by your duly authorized proxy. As of the close of business on April 7, 2003, the company had 4,888,200 outstanding shares of common stock. Copies of this proxy statement were first available to shareholders on April 11, 2002.

    Our common stock is our only class of voting securities. Each share of Mikron common stock outstanding on the record date will be entitled to one vote on all matters. To be elected, a director must receive a plurality of the votes cast at the annual meeting by the holders of the outstanding shares of our common stock entitled to vote. The term "votes cast" means the sum of all shares voted in favor and against a proposal, but excluding any votes to abstain. The affirmative vote of a majority of the votes cast at the annual meeting by the holders of the outstanding shares of our common stock entitled to vote is required to authorize the proposed amendment and restatement of the Omnibus Stock Incentive Plan and to ratify the selection of the company's auditor for fiscal 2003. For the purpose of determining whether matters other than the election of directors have been approved by the shareholders, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether that matter has been approved by shareholders, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting.

SUBMITTING AND REVOKING YOUR PROXY

    If you complete and submit your proxy (see "Voting" on page 2), the shares represented by your proxy will be voted at the annual meeting in accordance with your instructions. If you submit a proxy by mail, but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted as follows:

          FOR the election of the nominees for director set forth in "Proposal 1: Election of Directors" on page 4;

          FOR the proposal to adopt the Amended and Restated Omnibus Stock Incentive Plan set forth in "Proposal 2: Adoption of the Amended and Restated Omnibus Stock Incentive Plan" on page 11; and

          FOR ratification of the appointment of BDO Seidman LLP as the company's independent auditor for 2003 set forth in "Proposal 3: Ratification of Selection of Auditors" on page 17.

    In addition, if other matters come before the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. The company has not received notice of other matters that may properly be presented at the annual meeting. You may revoke your proxy at any time prior to the start of the annual meeting by: (1) submitting a later-dated vote, in person at the annual meeting or by mail (see "Voting" on page 2), or
(2) delivering instructions to the Secretary of the company at 16 Thornton Road, Oakland, New Jersey 07436.

PROPOSAL 1: ELECTION OF DIRECTORS

    Unless otherwise marked, all proxies received will be voted FOR the election of each nominee named in this section. Each current director has been nominated for reelection. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the proxies may be voted either
(i) for a substitute nominee designated by the present Board of Directors to fill the vacancy or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the Board of Directors may reduce the size of the Board. The Board of Directors has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the next annual shareholders' meeting following the 2003 annual meeting or until their successors, if any, are elected or appointed. Set forth in this section are the names and biographical information for each of the nominees. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Lawrence C. Karlson ......................  Mr. Karlson, since his retirement in 1993 as Chairman
59 years old                                and a director of Spectra-Physics AB, provided
Director since 2000                         consulting services to a variety of businesses and has
Chairman of the Board of the Company        acted as a private investor in both seasoned and
                                            development stage companies. In 1983 Mr. Karlson formed
                                            Nobel Electronics, an autonomous business unit of AB
                                            Bofors, which manufactured instrumentation for the
                                            polymer processing and weighing and force measurement
                                            and position control industries. Nobel Electronics
                                            merged with Pharos AB, a company traded on the Stockholm
                                            Stock Exchange, of which Mr. Karlson became President
                                            and Chief Executive Officer. As a result of certain
                                            consolidation transactions, Mr. Karlson became Chairman
                                            and a director of Spectra AB in 1990, whose business
                                            focused on niche oriented, high technology companies
                                            specializing in lasers, opto-electronic instruments and
                                            microwave transmission. Aggregate sales for the
                                            Spectra-Physics AB group of companies exceeded $685
                                            million in 1990. Prior to forming Nobel Electronics,
                                            Mr. Karlson held various positions with Fisher & Porter
                                            Company commencing in 1965 and was appointed President
                                            in 1981. Mr. Karlson received a Master degree in
                                            Business Administration from the Wharton School at the
                                            University of Pennsylvania.

Gerald D. Posner .........................  Mr. Posner has served as a director, and as President of
54 years old                                our company since May 1999. He is the former President
Director since 1999                         and a major shareholder of Electronic Measurements,
President and Chief Executive Officer of    Inc., a New Jersey based manufacturer of power supplies.
the Company                                 Under Mr. Posner's leadership, a successful LBO creating
                                            significant investor appreciation was completed in 1998,
                                            resulting in the sale of Electronic Measurements, Inc to
                                            Siebe, plc. Prior to his involvement at Electronic
                                            Measurements, Mr. Posner was President of Eurotherm
                                            plc's temperature instrumentation subsidiary in the U.S.
                                            Mr. Posner holds a B.S.E.E. degree from Cooper Union and
                                            a Master degree in Business Administration from Clark
                                            University.

Dennis Stoneman ..........................  Mr. Stoneman joined us as a director and as a Vice
69 years old                                President in May 1999. He spent the 14 year period prior
Director since 1999                         to joining us working in various capacities for several
Executive Vice President of the Company     U.S. and overseas subsidiaries of Eurotherm plc. Between
                                            1996 until his retirement at the end of 1998,
                                            Mr. Stoneman served as Eurotherm's Director of Business
                                            Development, primarily concerning himself with the
                                            acquisition of companies in the field of
                                            instrumentation, controls, solid state relays, AC and DC
                                            variable speed motor controls. Between 1993 and 1996,
                                            Mr. Stoneman was President of Eurotherm Instrumentation
                                            and Controls world-wide where he was in charge of five
                                            manufacturing, three research and development, and seven
                                            sales operations generating $125 million annually.

Keikhosrow Irani .........................  Mr. Irani is the Company's co-founder and has served as
66 years old                                one of its directors since the Company was organized in
Director since 1969                         1969. On August 31, 1995 he became President and Chief
Chief Technical Officer of the Company      Executive Officer. On May 17, 1999 he vacated his
                                            position as President, and became Chief Technical
                                            Officer. Mr. Irani holds the degree of Master of Science
                                            in Electrical Engineering from the University of
                                            Missouri and is listed as inventor on patents in
                                            infrared thermometery.

William J. Eckenrode .....................  Mr. Eckenrode retired in 1998 as Vice President of
67 years old                                Finance and Administration of Berwind Group, a position
Director since 2000                         he held during the 16 year period that preceded his
                                            retirement. Berwind Group is a privately owned
                                            investment management company with revenues in excess of
                                            one billion dollars. It operates businesses in the
                                            industrial, pharmaceutical and real estate sectors.
                                            Prior to joining Berwind, Mr. Eckenrode held various
                                            management positions with Allis Chalmers Manufacturing
                                            Company, U. S. Steel Corp, United Aircraft Corp, SPS
                                            Technologies Inc., ITE Imperial Corp., and the Fisher
                                            and Porter Company. Mr. Eckenrode holds a Bachelor of
                                            Science degree in Economics from Villanova University.

Henry M. Rowan ...........................  Mr. Rowan founded (1954) and is currently the President
78 years old                                of Inductotherm Industries, located in Rancocas, New
Director since 2000                         Jersey. Inductotherm is a leader in the design and
President of Inductotherm Industries        manufacture of equipment for induction melting, heat
                                            treating and welding and is comprised of 100 companies
                                            pursuing 50 different technologies with customers in 83
                                            countries. Mr. Rowan holds a Bachelor of Science in
                                            Electrical Engineering degree from the Massachusetts
                                            Institute of Technology.

    Except as noted, each nominee has been engaged in the principal occupation described during the past five years. There are no family relationships among any directors or executive officers of the company. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" on page 6 and is based upon information furnished by the respective individuals.

                         BOARD COMMITTEES AND MEETINGS

    The Board of Directors currently has standing Audit and Compensation Committees. The Audit Committee has a written charter approved by the Board. The members of the committees are, as follows:

          Audit:           Messrs. Eckenrode (Chair) and Karlson
          Compensation:    Messrs. Rowan (Chair) and Karlson

    The Audit Committee assists the Board of Directors in its general oversight of the company's financial reporting, internal controls and audit functions. During fiscal 2002, the Audit Committeeheld two meetings. For further information, see "Report of the Audit Committee" on page 16.

    The Compensation Committee administers the company's incentive stock ownership plan, including the review and grant of stock options to officers and other employees under that plan. The Compensation Committee also reviews and approves various other company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the company. The Compensation Committee held three meetings during fiscal 2002. For further information, see "Report of the Compensation Committee on Executive Compensation" on page 8.

    The Board of Directors held four meetings during fiscal 2002. Each director is expected to attend each meeting of the Board and the committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. No director attended less than 75% of all the meetings of the Board and the committees on which he served in fiscal 2002.

                            DIRECTORS' COMPENSATION

    The company has not paid and does not presently propose to pay cash compensation to any director for acting in such capacity, except for reimbursement for reasonable expenses in attending Board and Board Committee meetings.

    The company grants stock options under its Omnibus Incentive Stock Ownership Plan to non-employee directors, but did not grant any options to any of its directors during fiscal 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Set forth below is information concerning the common stock ownership as of April 7, 2003 by (i) each person who we know owns beneficially 5% or more of our outstanding common stock, (ii) each director, and (iii) all of our directors and officers as a group:

                                                           AMOUNT AND
                                                           NATURE OF      PERCENTAGE OF
                                                           BENEFICIAL      OUTSTANDING
        NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OWNERSHIP(1)   SHARES OWNED(2)
        ---------------------------------------           ------------   ---------------
Steven N. Bronson(3)....................................     706,917(4)       14.5%
Keikhosrow Irani........................................     625,984          12.8%
Karen Beck(5)...........................................     510,000          10.4%
Gerald D. Posner........................................     579,761(6)       11.5%
Dennis Stoneman.........................................     384,095(6)(7)     7.6%
Lawrence C. Karlson(8)..................................     174,500(9)        3.5%
William J. Eckenrode(10)................................      55,000(11)       1.1%
Henry M. Rowan(12)......................................      25,000(11)       --
Paul A. Kohmescher......................................      15,000(13)       --
All Officers and Directors as a Group (7 persons).......   1,859,340(14)      34.9%

---------
 (1) All shares are owned beneficially and of record unless indicated otherwise. Unless otherwise noted, the address of each shareholder is c/o the company, 16 Thornton Road, Oakland, New Jersey.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (2)  Based upon 4,888,200 shares issued and outstanding.

 (3)  Mr. Bronson's address is 10 South Street, Suite 202,
      Ridgefield, CT.

 (4) Includes 100,000 shares of common stock issuable pursuant to warrants held by Catalyst Financial LLC a limited liability company owned and controlled by Mr. Bronson through which he is deemed to possess the power to vote and dispose of such shares (the "Bronson Warrant Shares"). All of such warrants may be exercised within 60 days of the date of this Report. See "Certain Relationships and Related Transactions."

 (5)  Ms. Beck's address is Urbanstrasse 41, D-14165 Berlin,
      Germany

 (6) Includes 42,857 shares of common stock issuable pursuant to options containing vesting conditions and performance targets which were satisfied at the end of fiscal year 2000. Also includes 128,571 shares of common stock issuable pursuant to the same options, as to which the applicable vesting conditions and performance targets will be satisfied on May 15, 2003. See "Employment Contracts, Termination Of Employment And Change In Control Arrangements."

 (7) Includes 46,000 shares jointly owned by Mr. Stoneman and his wife, Eileen, as to which they share all voting and dispositive powers. Does not include 6,000 shares as to which Eileen Stoneman claims sole voting and dispositive powers, 6,000 shares as to which Mr. Stoneman's son, Drew Stoneman, and his wife, Lori Marino, claim shared voting and dispositive powers, 11,000 shares as to which Drew Stoneman claims sole voting and dispositive powers, 42,200 shares as to which Mr. Stoneman's son, Dennis Stoneman, Jr., and his wife, Sandra, claim shared voting and dispositive powers and 3,000 shares as to which Mr. Stoneman's mother in law, Millie Merolla, claims sole voting and dispositive powers.

 (8)  Mr. Karlson's address is 2401 Casas de Marbella Drive, Palm
      Beach Gardens, Florida.

 (9) Includes 35,000 shares of common stock issuable pursuant to options which may be exercised within 60 days of the date of this Report. See, "Executive Compensation -- Compensation of Directors."

(10)  Mr. Eckenrode's address is 575 Gramercy Lane, Downington,
      Pennsylvania.

(11) Includes 25,000 shares of common stock issuable pursuant to options which may be exercised within 60 days of the date of this Report. See, "Executive Compensation -- Compensation of Directors."

(12)  Mr. Rowan's address is 10 Indel Avenue, Rancocas, New
      Jersey.

(13) Includes 10,000 shares of common stock issuable pursuant to an option which may be exercised within 60 days of the date of this Report.

(14) Includes the shares issuable within 60 days of this Report upon exercise of the options held by Messrs. Posner, Stoneman, Eckenrode, Karlson, Rowan and Kohmescher.

                         STOCK PRICE PERFORMANCE GRAPH

    The performance graph which follows compares the cumulative total shareholder returns on Mikron common stock for the five-year period ended October 31, 2002 with the S&P SmallCap600 Index and a peer group comprising of the Electronic Equipment and Instruments industry segment of the S&P 600. The graph assumes that the value of our common stock and the value of each Index was $100 on October 31, 1997. This data was furnished by Standard & Poor's Compustat Services, Inc.


                            [PERFORMANCE GRAPH]


                         TOTAL SHAREHOLDER RETURNS

                                    Oct 97     Oct 98    Oct 99    Oct 00    Oct 01    Oct 02
                                    ------     ------    ------    ------    ------    ------
Mikron Infrared.................     100        35.71     57.14    114.29    150.29    113.71
S&P Small Cap 600 Index.........     100        88.94     99.65    124.83    116.8     112.38
S&P 600 Electronic..............     100        68.27     87.33    138.8      72.38     56.92

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

    During Fiscal 1999, the Board established a Compensation Committee to administer Mikron's Omnibus Stock Incentive Plan (the "Plan") and to develop executive compensation policies and practices which coincide with and enhance Mikron's business plans and strategies. During Fiscal 2002, the Board re-appointed the undersigned as members of that Committee.

    The company's general compensation philosophy is that total cash compensation should vary with the performance of the company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of the shareholders.

    The employment agreements that Mikron executed with Messrs. Posner and Stoneman provided for sizable grants of options under the Plan which were designed to motivate these key executives to propel Mikron to generate much higher levels of revenues and earnings through growth and expansion. Those options, as amended during fiscal 2001, entitle each of Messrs. Posner and Stoneman to purchase 171,428 shares of common stock at $1.00 per share, and will absolutely vest on May 15, 2003.

    Messrs. Posner's and Stoneman's employment agreements were scheduled to expire on May 16, 2003. In our judgment, the company's performance during the past fiscal year would have justified requests by each of them for reasonable increases in their respective compensation packages. However, each of Messrs. Posner and Stoneman was content to remain employed by the company under the compensation terms contained in their existing agreements. Accordingly, we negotiated a two year extension of those agreements without any increases in or additions to the compensation payable to Messrs. Posner and Stoneman other than such merit increases in their respective base salaries and any bonuses that we may decide to award to either or both of them during that period.

    Mikron's employment agreements with Messrs. Posner, Stoneman and Irani contain provisions which would permit this Committee to award cash bonuses to those executives when circumstances warrant such action. We decided to award cash bonuses of $10,000 to each of Messrs. Posner and Stoneman with regard to the fiscal year ended in October 2002. We will review the results that Mikron achieves and the performance of each of those executives after the close of the current and future fiscal years. A determination will then be made as to whether and to what extent any bonuses should be awarded.

    The Plan is scheduled to expire in fiscal 2004. Although the Board could have waited until next year's annual meeting to ask our shareholders to adopt a new plan, the growth in sophistication of Mikron over the past couple of years, the increase in visibility that the company has already experienced as a result of the changes that have taken place in its business and the potential for even greater visibility in the future lead us to recommend that Board submit a proposal to our shareholders at this year's annual meeting to adopt a more sophisticated incentive stock ownership plan for the company. The Board decided to accept our recommendation by adopting, subject to our shareholders' approval, an Amended and Restated Omnibus Stock Incentive Plan. A discussion of the various provisions of the Amended and Restated Plan can be found in Proposal 2 beginning on page 11 of this Proxy Statement. The entire text of the Amended and Restated Plan is appended as Exhibit A to the this Proxy Statement.

Henry M. Rowan, Chairman
Lawrence C. Karlson

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

    In December 1996, Keikhosrow Irani, who was then our President, entered into a five-year employment agreement with us. Pursuant to this agreement, Mr. Irani received base compensation of $130,000 in 1998 and $135,000 in 1999. In accordance with that agreement he also received base salaries of $140,000 in 2000 and $150,000 in 2001. Mr. Irani exercised a two-year renewal option contained in that agreement. He is entitled to receive a base salary of $150,000 during each of those two-year periods. The agreement also provides Mr. Irani with use of an automobile and for disability income equal to his base salary for up to six months of disability. In the event of disability lasting beyond six months or in the event of death of Mr. Irani, the agreement requires a payment of 50% of the total amount of his last three years' salary over a term of three years. The agreement also obligates us to provide disability and life insurance to Mr. Irani.

    In May 1999, Gerald D. Posner and Dennis Stoneman, our President and Executive Vice President, respectively, entered into four year employment agreements with us which provide for the payment of annual salaries of $200,000 and $100,000, respectively, subject to such merit increases and bonus awards, in each case, as our Board, or the Board's Compensation Committee, shall determine to grant. In accordance with those agreements, each of Messrs. Posner and Stoneman was granted options under the Plan to purchase 171,428 shares of common stock at an exercise price of $1.00 per share. Those option will fully vest on May 15, 2003. The employment agreements have been amended so that they will continue in effect until May 16, 2005 without any change in the compensation provisions of those agreements.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding the compensation we paid during each of our last three fiscal years to our Chief Executive Officer and to each of our other executive officers who received salary and bonus payments in excess of $100,000 during those years (collectively, the "Named Executives"). We did not pay any compensation that would qualify as payouts pursuant to long-term incentive plans ("LTIP Payouts"), or "All Other Compensation" and we did not issue any SARs during that period of time.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                   ANNUAL COMPENSATION               COMPENSATION AWARDS
                                          --------------------------------------   -----------------------
                                                                                   RESTRICTED   SECURITIES
                                                                  OTHER ANNUAL       STOCK      UNDERLYING
 NAME AND PRINCIPAL POSITION    YEAR      SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)    OPTIONS(#)
 ---------------------------    ----      ---------   --------   ---------------   ---------    ----------
Gerald D. Posner, CEO.........  2002      $208,000         (1)                                     (2)
Gerald D. Posner, CEO.........  2001      $208,000         (1)                                     (2)
Gerald D. Posner, CEO.........  2000      $200,000                                                 (2)
Keikhosrow Irani, CTO.........  2002      $150,000                   $11,000(3)
Keikhosrow Irani, CTO.........  2001      $148,462                   $11,000(3)
Keikhosrow Irani, CTO.........  2000      $139,167                   $11,000(3)
Dennis Stoneman, VP...........  2002      $120,000                   $ 6,000(4)                    (2)
Dennis Stoneman, VP...........  2001      $120,000                   $ 6,000(4)                    (2)
Dennis Stoneman, VP...........  2000      $103,846                   $ 6,000(4)                    (2)
Paul A. Kohmescher, CFO.......  2002      $ 93,040     $8,617        $ 5,000(5)                    (5)

---------

(1) Does not include a $10,000 cash bonus awarded in fiscal 2003 with regard to fiscal 2002. The bonus will be recorded as compensation income paid to the Executive in the current fiscal year.

(2) Does not include 42,857 shares of common stock issuable pursuant to options containing vesting conditions and performance targets which were satisfied at the end of fiscal year 2000, and 128,571 shares of common stock issuable pursuant to the same options, as to which the applicable vesting conditions and performance targets will be satisfied on May 15, 2003. See "Employment Contracts, Termination Of Employment And Change In Control Arrangements."

(3) Mr. Irani has Company paid life insurance and incidental personal use of a Company-leased automobile. See, "Certain
     Relationships and Related Transactions."

(4)  Mr. Stoneman receives a car allowance.

(5) Mr. Kohmescher receives a car allowance and is entitled to 5,000 non-performance based options per year.

                              -------------------

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The Company did not grant any options or SARs to any of the Named Executive Officers during the fiscal year ended October 31, 2002.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

    None of the Named Executive Officers exercised any options during the fiscal year ended October 31, 2002.

                    SECURITIES AUTHORIZED FOR ISSUANCE UNDER
                           EQUITY COMPENSATION PLANS

                                        NUMBER OF SECURITIES TO     WEIGHTED AVERAGE
                                        BE ISSUED UPON EXERCISE    EXERCISE PRICE OF     NUMBER OF SECURITIES
                                        OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REMAINING AVAILABLE
            PLAN CATEGORY                 WARRANTS AND RIGHTS     WARRANTS AND RIGHTS    FOR FUTURE ISSUANCE
            -------------                 -------------------     -------------------    -------------------
Equity compensation plans approved by
  security holders....................          687,856                  $1.165                 359,284(1)
Equity compensation plans not approved
  by security holders.................                0                     N/A                     N/A
Totals................................          687,856                  $1.165                 359,284(1)

---------


(1) In the event that Proposal No. 2 regarding the Amended and Restated Incentive Stock Plan is adopted, the number of securities remaining available for future issuance under the Plan will increase to 480,144 shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On November 27, 2002, we borrowed the principal amount of $250,000 from each of Gerald D. Posner, our President and a Director, and Dennis L. Stoneman, our Executive Vice President and a director. The proceeds of those loans were employed in connection our acquisition of the IMPAC Companies. We borrowed those funds pursuant to the terms of identical capital appreciation notes that provide for no payments of any kind during the term of five years and a semi-annually compounded yield of 9%. Payment of these obligations is not secured by any of our assets. Messrs. Posner and Stoneman have subordinated their entitlements to payment under the capital appreciation notes to the entitlements of Fleet National Bank to repayment of the amount we borrowed from them in connection with the IMPAC Companies acquisition. Our Board (other than Messrs. Posner and Stoneman) approved the terms of the capital appreciation notes after reaching a determination that those terms were competitive with the terms that we would have to accept from an unrelated third party lender, based upon the risks involved and the fact that no principal or interest was required to be paid until maturity.

    The three-year financial consulting services agreement that we entered into with Catalyst Financial, LLC. ("Catalyst") expired in May 2002. Catalyst is a licensed brokerage and investment banking firm solely owned and controlled by Steven N. Bronson, our largest (we believe) shareholder, and former Chairman of our Board and Chief Executive Officer. Catalyst's basic compensation under that agreement included a payment of $5,000 per month during the term of the agreement and a five year warrant entitling it to purchase 100,000 shares of common stock at an exercise price of $1.00 per share. During fiscal 2002, we paid $30,000 to Catalyst before it expired.

    We purchase certain of the products we sell from Chori Co., Ltd. and one of its US affiliates. Prior to March 27, 2003, Chori was an owner of 350,000 shares (more than 5%) of our common stock. On that date, Chori sold all of those shares at a price of $1.70 per share to Gerald D. Posner, our President and Chief Executive Officer (75,000 shares), Dennis L. Stoneman and various members of his family (75,000 shares), Lawrence C. Karlson, the Chairman of our Board (72,500 shares), Hermann Schlosser, one of our consultants (72,500 shares), William J. Eckenrode, one of our Directors (25,000 shares), Earnest M. Emery, one of our consultants (25,000 shares) and Paul A. Kohmescher, our Vice President and Chief Financial Officer (5,000 shares). During fiscal 2002, we purchased approximately $2,399,924 of products from or through Chori, and paid Chori and Chori-America approximately $127,000 representing commissions paid at the rate of 5% of sales to those companies in their respective capacities as international sales representatives for all of our products. The contract has been completed regarding the commissions paid to Chori and its US affiliate. Therefore we do not anticipate paying them any commissions in the future.

    Since August 1992, we have provided $500,000 of life insurance for Mr.
Irani.

PROPOSAL 2 -- ADOPTION OF THE AMENDED AND RESTATED OMNIBUS STOCK INCENTIVE PLAN

    At the Company's Annual Meeting of Shareholders held in 1999, the shareholders approved a proposal to adopt our Omnibus Stock Incentive Plan (the "Plan"). The Plan is scheduled to expire in fiscal 2004. Although we could have waited until next year's annual meeting to ask our shareholders to adopt a new plan, the growth in sophistication of Mikron over the past couple of years, the increase in visibility that the company has already experienced as a result of the changes that have taken place in its business and the potential for even greater visibility in the future lead us to recommend that our shareholders approve an amendment and restatement of our Plan.

    If the proposal is adopted, the Amended and Restated Plan (the "Amended Plan") will provide a greater array of incentive compensation tools than are currently available. Furthermore, the Compensation Committee of the Board, which is charged with the task of administering the Plan, will have much greater flexibility in dealing with Plan and award governance issues than the Committee presently possesses, and a slightly larger number of shares available for issuance.

    The discussion that follows summarizes the salient features of the proposed Amended Plan, and highlights the particular aspects of the amendment and restatement that are different from the Plan as presently constituted; however, it is qualified in its entirety by reference to the full text of the Amended Plan which appears as Exhibit A to this Proxy Statement.

    General. The Amended Plan is intended to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company.

    Authorized Shares. The Plan presently authorizes the issuance of 857,140 shares (20% of the outstanding shares at the time the Plan was adopted) pursuant to grants of options, stock appreciation rights, restricted share grants and performance option grants. During the four year history of the current Plan, only grants of options have been awarded by the Compensation Committee. At this point, those grants will add up to 497,856 shares if all of those options are exercised. Thus, there are 359,284 shares presently available for issuance under the current Plan. As of the record date of the Meeting, Mikron had 4,888,200 shares outstanding. The amendment and restatement would increase the number of shares issuable under the Plan to 20% of that number rounded to 978,000. Accordingly, all of the options presently outstanding under the Plan are exercised, there will be 480,144 shares available for issuance under the Amended Plan.

    Plan Administration. The Amended Plan will be administered by the Compensation Committee of the Board which will have full authority to make grants and awards upon such terms (not inconsistent with the provisions of the Amended Plan) as it may consider appropriate; to prescribe the forms of agreements and instruments relating to such grants and awards; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Amended Plan; and to make all other determinations necessary or advisable for the administration of the Amended Plan. In order to provide a mechanism for administering the Amended Plan under circumstances where a vote in favor of a particular grant or award by one or more members of the Compensation Committee might pose a conflict of interest, the Board of Directors also has authority to administer the Amended Plan in the same manner as, and with the same rights and powers possessed by, the Compensation Committee. One example in which a potential conflict of interest could arise which would prevent the Committee from acting favorably upon a proposed grant or award, but which would not pose such a problem if the Board acted on the proposal instead, would be the granting of options or restricted shares to the members of the Committee.

    All options granted under the Plan, as currently in effect, will be governed by the Amended Plan. The Compensation Committee will have greater flexibility to amend or modify the Amended Plan and existing awards under the Plan, as currently in effect or after it has been amended and restated, to address changes in circumstances. Also, the Amended Plan provides for automatic vesting of all unvested awards in the event of a change of control transaction. Thus, in the event that the Board decided to sell Mikron or merge it with an acquiring company, holders of outstanding awards that will not have vested at that point in time will be able to enjoy the full benefits of their awards in any such transaction without worrying as to whether or not the Compensation Committee or the Board will decide to accelerate vesting.

    Grants and Awards to be Made Under the Amended and Restated Plan

    The Compensation Committee will be authorized to make grants or awards of:

          incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") and options not meeting such requirements ("Nonqualified Options" which, together with Incentive Stock Options and Reload Options, as described below, are hereinafter collectively referred to as "Options") which shall entitle participants in the Amended Plan to purchase shares of the Company's common stock at exercise prices to be determined by the Compensation Committee, subject to the conditions that the exercise price of Nonqualified Options can not be less than 85% of Fair Market Value(1) of the common stock on the date of grant,
---------
(1) Mikron's common stock is reported on the Nasdaq SmallCap Market. As long as that remains the case, the term "Fair Market Value" will mean the last/closing price of the stock on the date when an award is made.

             the exercise price of Incentive Stock Options can not be less than 100% of the Fair Market Value of the common stock on the date of grant and the exercise price of any option granted to a person owning more than 10% of Mikron's outstanding common stock can not be less than 110% of the Fair Market Value of the common stock on the date of grant.

          stock appreciation rights ("SARs") or limited stock appreciation rights, the latter of which are not currently available under the Plan, and will only be exerciseable upon or in respect of a change in control or any other specified event;

          shares of common stock, subject to such vesting conditions and other restrictions regarding forfeiture as the Compensation Committee may specify at the time of the award ("Restricted Shares");

          "Performance Shares" based upon such factors as the Committee deems relevant in light of the specific type and terms of the award

          Stock bonuses (which are not available under the Plan as presently constituted) to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee; and

          Cash bonuses (which are available under the present Plan).

    The Compensation Committee may grant Incentive Stock Options and Nonqualified Options to the same participant, but not in tandem. Each Option shall expire no later than ten years from the date of grant; provided, however, that except as provided in the Amended Plan or as otherwise provided by the Compensation Committee, no participant may exercise an Option unless at the time of exercise he or she has been continuously in the employ of the Company or a subsidiary since the date of grant thereof. If a participant voluntarily terminates his or her employment with the consent of the Company, retires, becomes totally disabled, or dies during employment, the Amended Plan provides for limited periods following termination of employment during which Options held by the participant at the time of his or her termination may be exercised by the participant or by his or her estate. The exercise price of an Option shall be paid in full upon each exercise thereof in cash or, if authorized by the Compensation Committee, by delivering to the Company or its transfer agent shares of common stock having a fair market value on the date of such delivery equal to the exercise price, or by a combination of payment cash and common stock or as otherwise provided for in the Amended Plan. No Option will be transferable other than by Will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the recipient thereof only by such recipient. Subject to the foregoing, and the other provisions of the Amended Plan, Options granted thereunder may be exercised at such times, and in such amounts, and may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in the discretion of the Compensation Committee.

    SARs maybe granted either in tandem with an option grant, or as a separate grant, which will entitle a participant to receive with respect to each share of common stock as to which an SAR is exercised, either (i) the amount specified by the Compensation Committee in the agreement evidencing the grant of the SAR; or
(ii) if no such amount is specified, the difference between the fair market value of the underlying share of common stock on the date of exercise of the SAR and the fair market value thereof on the date of grant.

    Restricted shares of common stock awarded by the Compensation Committee will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Compensation Committee may impose thereon and will be subject to forfeiture if certain events (which may, in the discretion of the Compensation Committee, include termination of employment and/or performance-based events) specified by the Compensation Committee occur prior to the lapse of the restrictions. The restricted share agreement between the Company and the participant will set forth the number of restricted shares awarded to the participant, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Compensation Committee in its discretion deems appropriate.

    The agreement governing an award of performance shares will specify the maximum number of shares of common stock that are subject to the award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the participant, the duration of the award and the conditions upon which delivery of any shares or cash to the participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years as may be established by the Committee of such measures of the performance of the Company (or any part thereof) or the participant as may be established by the Committee.

    Amendment of Awards. Subject to certain limitations, the Committee by agreement or resolution may waive conditions of or limitations on awards to Particpants that the Committee in the prior exercise of its discretion has imposed, without the consent of a participant, and may make other changes to the terms and conditions of awards that do not affect in any manner materially adverse to the participant, or the participant's rights and benefits under an award.

    Eligible Participants. Any officer (whether or not a director) or employee of the Company, employees of the Company or any of its subsidiaries, and any director of, or any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to, the Company or any or its subsidiaries (subject to certain restrictions), may receive grants and awards under the Amended Plan.

    Term of Amended and Restated Plan. If adoption of the Amended Plan is authorized by the shareholders at the meeting, it shall become effective on the date thereof, and shall remain in effect for a period of ten years after that date, provided that grants and awards made before that date shall remain valid in accordance with their terms.

    Golden Parachute Limitations. Although none of our executives has any severance rights that would trigger the unwanted tax consequences inherent in the Golden Parachute provisions of the Code, the Amended Plan contains a provision that will insure that the company does not suffer such consequences through inadvertence.

    Amendment; Termination. The Board may, at any time, terminate or, from time to time, amend, modify, restate and/or suspend the Amended Plan, in whole or in part. No Awards may be granted during any suspension of the Amended Plan or after termination of the Amended Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of the Amended Plan.

    No Contemplated Awards Under the Amended and Restated Plan. There are no awards pending or contemplated that are contingent upon the shareholders' adoption of the Amended Plan.

    Federal Income Tax Matters. The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of any awards made under the Amended Plan under present law.

    Incentive Stock Options. A participant will not recognize any taxable income for Federal income tax purposes upon receipt of an Incentive Stock Option or, generally, at the time of exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option generally will result in an increase in a participant's taxable income for alternative minimum tax purposes.

    If a participant exercises an Incentive Stock Option and does not dispose of the shares received in a subsequent "disqualifying disposition" (a sale, gift or other transfer within two years after the date of grant of the Incentive Stock Option or within one year after the shares are transferred to the participant), upon disposition of the shares any amount realized in excess of the participant's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the participant's tax basis in the shares) will be treated as compensation received by the participant in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. If shares of common stock received upon the prior exercise of an Incentive Stock Option are transferred to the Company in payment of the exercise price of an Incentive Stock Option within either of the periods referred to above, the transfer will be considered a "disqualifying disposition" of the shares transferred.

    Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by a participant upon exercise of an Incentive Stock Option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by a participant because of a "disqualifying disposition," the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

    Nonstatutory Options. A participant will not recognize any taxable income for Federal income tax purposes upon receipt of a Nonstatutory Option. Upon the exercise of a Nonstatutory Option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the participant in the year of the exercise. If the exercise price of a Nonstatutory Option is paid in whole or in part with shares of common stock, no income, gain or loss will be recognized by the participant on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price. The fair market value of the remainder of the shares received upon exercise of the Nonstatutory Option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the participant on the date of exercise of the stock option.

    The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the participant.

    Restricted Shares and Stock Bonuses. A recipient of Restricted Shares will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A recipient of a Stock Bonus will recognize taxable income for Federal income tax purposes in the year of the award in an amount equal to the fair market value of the shares on the date of the award. If a recipient is subject to Section 16(b) of the Exchange Act on the date of the award, the shares generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation in the same amount treated as compensation income to the grantee.

    Stock Appreciation Rights. A participant who is granted an SAR recognizes no income upon the grant thereof. At the time of exercise, the participant will recognize compensation income equal to any cash received and the fair market value of any common stock received. A participant who receives shares of common stock, and who is subject to the provisions of Section 16(b) of the Exchange Act will recognize income based upon the fair market value of the common stock six months after the date of receipt thereof, unless he or she makes an election under Section 83(b) of the Code. This income is subject to income and employment tax withholding. The Company is entitled to an income tax deduction corresponding to the ordinary income recognized by the participant.

    Performance Shares. A participant who receives an award of Performance Shares will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or shares of common stock received pursuant to the award will be treated as compensation income received by the participant generally in the year in which the participant receives such cash or shares of common stock. If Performance Shares are expressed in dollars but paid in whole or in part in shares of common stock and the participant is subject to Section 16(b) of the Exchange Act on the date of receipt of such shares, the participant generally will not recognize compensation income until the expiration of six months from the date of receipt, unless the participant makes an election under
Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the participant.

    Disallowance Of Deductions. The Code disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and the Compensation Committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan which limits the number of shares that may be issued to any individual and which is approved by the Company's shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDED PLAN. The affirmative vote of the holders of a majority of the votes cast at the meeting is required for adoption of this proposal.

                         REPORT OF THE AUDIT COMMITTEE

    The operations of this Committee are governed by a written charter. Only independent directors, as that term is defined by the Marketplace Rules of The Nasdaq Stock Market, may serve as members of this Committee.

    The primary function of this Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing:

          the financial reports and other financial information provided by Mikron to any governmental body or the public,

          Mikron's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and

          Mikron's auditing, accounting and financial reporting processes generally.

    This Committee performs its oversight regarding Mikron's financial reporting obligations by engaging in dialogs with management and with BDO Seidman LLP, Mikron's independent auditing firm during the fiscal year ended October 31, 2002. The discussions in which we engage pertain to issues germane to the preparation of Mikron's quarterly and annual financial statements, and the conduct and completion of the audit of Mikron's annual financial statements.

    This Committee has reviewed and discussed Mikron's consolidated annual financial statements with management and with representatives of BDO Seidman LLP. We also discussed with representatives of that accounting firm the matters required to be discussed with Mikron's independent auditors pursuant to Statement of Accounting Standards No. 61, as amended, "Communication with Audit Committees."

    BDO Seidman LLP also provided to this Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and we discussed the question of BDO Seidman LLP's independence with representatives of that firm.

    After we completed our discussions with management and with BDO Seidman LLP, this Committee recommended that the Board of Directors include the audited consolidated financial statements in Mikron's annual report of Form 10-KSB for the year ended October 31, 2002.

William J. Eckenrode (Chairman)
Lawrence C. Karlson

          PROPOSAL 3 -RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

    At the Annual Meeting, our shareholders will be asked to ratify the Board's appointment of BDO Seidman LLP ("Seidman") as our independent auditors for the fiscal year ending October 31, 2003. It is not expected that a representative of Seidman will be present at the meeting.

    We engaged the services of Seidman effective on February 11, 2002 (the "Effective Date") for the purposes of auditing our financial statements for the year ending October 31, 2002. As a result of the engagement of Seidman, the services of Arthur Andersen LLP ("Andersen") as auditor of our financial statements were terminated as of the Effective Date. The change in auditors was approved by our Audit Committee as a result of the Committee's concerns that our expenditures for auditing and other accounting services had been escalating to an undesirable level, and that our accounting needs could be better served by a firm that places greater emphasis on companies of our size.

    The reports issued by Andersen with respect to its audits of our financial statements for the fiscal years ended October 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    During our fiscal years ended October 31, 2000 and 2001, the three month interim periods which ended on January 31, 2002 and the interim period which commenced on February 1, 2002 and which ended on the date of dismissal of Andersen, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Andersen would have caused Andersen to make reference thereto in any report issued or to be issued by it in connection with its audit of our financial statements.

FEES PAID TO BDO SEIDMAN LLP

Audit Fees(1)...............................................  $21,750
Financial Information Systems Design and Implementation
  Fees......................................................        0
All Other Fees(2)...........................................   24,077
                                                              -------
    Total...................................................  $45,827
                                                              -------
                                                              -------

---------

(1) Audit services of BDO Seidman LLP for fiscal 2002 consisted of the examination of our consolidated financial statements and quarterly review of our financial statements and filings on SEC form 10-QSB.

(2) "All Other Fees" includes due diligence and financial analyses performed in connection with Mikron's acquisition of the IMPAC Companies.

                              -------------------

    Assuming a quorum consisting of a majority of all of the outstanding shares of common stock is present, in person or by proxy, at the meeting, the affirmative vote of the holders of a majority of the stock present, in person or by proxy, at the meeting is required to ratify the Board's selection of our independent auditors for the current fiscal year.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 3 and proxies solicited by the Board of Directors will be so voted unless shareholders specify on their proxy card a contrary choice.

                             SHAREHOLDER PROPOSALS

    Shareholders who wish to present proposals for action at the 2004 Annual Meeting of Shareholders should submit their proposals in writing to our Corporate Secretary at our address set forth on the first page of this proxy statement. It is anticipated that the 2004 Annual Meeting will be held in or about May, 2004. Accordingly, proposals must be received by the Secretary on or before February 2, 2004 in order to be considered for inclusion in next year's proxy materials.

                  ANNUAL AND QUARTERLY REPORTS TO SHAREHOLDERS

    Our Annual Report to Shareholders consisting of a letter from our Chief Executive Officer, our Annual Report on Form 10-KSB for the year ended
October 31, 2002, including audited financial statements and our quarterly report on Form 10-QSB for the quarter ended January 31, 2003 have been mailed to the shareholders concurrently herewith, but such reports are not incorporated in this Proxy Statement and are not deemed to be part of the proxy solicitation material.

                                 OTHER MATTERS

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons. Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all of those filing requirements were complied with by our executive officers and directors during fiscal 2002.

    The Board of Directors does not know of any other matters that are to be presented for action at the meeting. If any other matters are properly brought before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

                                          By order of the Board of Directors

                                          STEVEN D. DREYER
                                          STEVEN D. DREYER
                                          Secretary

April 11, 2003
Oakland, New Jersey

                                                                       EXHIBIT A

                             MIKRON INFRARED, INC.
                              AMENDED AND RESTATED
                          OMNIBUS STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
1.   THE PLAN..................................................................   A-1
     1.1   INTRODUCTION, PURPOSE; COORDINATION.................................   A-1
           1.1.1   Introduction................................................   A-1
           1.1.2   Purpose.....................................................   A-1
           1.1.3   Coordination................................................   A-1
     1.2   ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE;
           INDEMNIFICATION.....................................................   A-1
           1.2.1   Committee...................................................   A-1
           1.2.2   Plan Awards; Interpretation; Powers of Committee............   A-1
           1.2.3   Binding Determinations......................................   A-2
           1.2.4   Reliance on Experts.........................................   A-2
           1.2.5   Committee Action; Delegation................................   A-2
           1.2.6   No Liability................................................   A-2
           1.2.7   Indemnification.............................................   A-2
     1.3   PARTICIPATION.......................................................   A-3
     1.4   SHARES AVAILABLE FOR AWARDS; SHARE LIMITS...........................   A-3
           1.4.1   Shares Available............................................   A-3
           1.4.2   Share Limits................................................   A-3
           1.4.3   Share Reservation; Replenishment and Reissue of Unvested
                   Awards......................................................   A-3
     1.5   GRANT OF AWARDS.....................................................   A-3
     1.6   AWARD PERIOD........................................................   A-4
     1.7   LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.......................   A-4
           1.7.1   Provisions for Exercise.....................................   A-4
           1.7.2   Procedure...................................................   A-4
           1.7.3   Fractional Shares/Minimum Issue.............................   A-4
     1.8   NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS......   A-4
           1.8.1   Limit On Exercise and Transfer..............................   A-4
           1.8.2   Further Exceptions to Limits On Transfer....................   A-4
2.   OPTIONS...................................................................   A-4
     2.1   GRANTS..............................................................   A-4
     2.2   OPTION PRICE........................................................   A-5
           2.2.1   Pricing Limits..............................................   A-5
           2.2.2   Payment Provisions..........................................   A-5
           2.2.3   Acceptance of Notes to Finance Exercise.....................   A-5
     2.3   LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS...........   A-6
           2.3.1   $100,000 Limit..............................................   A-6
           2.3.2   Other Code Limits...........................................   A-6
           2.3.3   ISO Notice of Sale Requirement..............................   A-6
     2.4   OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS....   A-6
     2.5   OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY
           OTHER CORPORATIONS..................................................   A-6
     2.6   LIMITS ON 10% HOLDERS...............................................   A-7
     2.7   RESTRICTIONS ON TRANSFER............................................   A-7
3.   STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)...   A-7
     3.1   GRANTS..............................................................   A-7
     3.2   EXERCISE OF STOCK APPRECIATION RIGHTS...............................   A-7
           3.2.1   Exercisability..............................................   A-7
           3.2.2   Effect on Available Shares..................................   A-7
           3.2.3   Stand-Alone SARs............................................   A-7

                                                                                 PAGE
                                                                                 ----
           3.2.4   Proportionate Reduction.....................................   A-7
     3.3   PAYMENT.............................................................   A-7
           3.3.1   Amount......................................................   A-7
           3.3.2   Form of Payment.............................................   A-8
     3.4   LIMITED STOCK APPRECIATION RIGHTS...................................   A-8
4.   RESTRICTED STOCK AWARDS...................................................   A-8
     4.1   GRANTS..............................................................   A-8
     4.2   RESTRICTIONS........................................................   A-8
           4.2.1   Pre-Vesting Restraints......................................   A-8
           4.2.2   Dividend and Voting Rights..................................   A-8
           4.2.3   Cash Payments...............................................   A-8
     4.3   RETURN TO THE COMPANY...............................................   A-8
5.   PERFORMANCE SHARE AWARDS AND STOCK BONUSES................................   A-9
     5.1   GRANTS OF PERFORMANCE SHARE AWARDS..................................   A-9
     5.2   GRANTS OF STOCK BONUSES.............................................   A-9
     5.3   DEFERRED PAYMENTS...................................................   A-9
6.   OTHER PROVISIONS..........................................................   A-9
     6.1   RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES..........   A-9
           6.1.1   Employment Status...........................................   A-9
           6.1.2   No Employment Contract......................................   A-9
           6.1.3   Plan Not Funded.............................................   A-9
           6.1.4   Charter Documents...........................................  A-10
     6.2   EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY
           STATUS; DISCRETIONARY PROVISIONS....................................  A-10
           6.2.1   Dismissal for Cause.........................................  A-10
           6.2.2   Resignation.................................................  A-10
           6.2.3   Layoff or Other Involuntary Termination.....................  A-10
           6.2.4   Death, Disability, or Retirement............................  A-10
           6.2.5   Events Not Deemed a Termination of Employment...............  A-11
           6.2.6   Effect of Change of Subsidiary Status.......................  A-11
           6.2.7   Committee Discretion........................................  A-11
           6.2.8   Termination of Consulting or Affiliate Services.............  A-11
     6.3   ADJUSTMENTS; ACCELERATION...........................................  A-11
           6.3.1   Adjustments.................................................  A-11
           6.3.2   Acceleration of Awards Upon Change in Control...............  A-12
           6.3.3   Possible Early Termination of Accelerated Awards............  A-12
           6.3.4   Possible Rescission of Acceleration.........................  A-13
           6.3.5   Golden Parachute Limitations................................  A-13
     6.4   COMPLIANCE WITH LAWS................................................  A-13
           6.4.1   General.....................................................  A-13
           6.4.2   Compliance with Securities Laws.............................  A-13
           6.4.3   Required Consents and Legends...............................  A-14
     6.5   TAX WITHHOLDING.....................................................  A-14
           6.5.1   Tax Withholding.............................................  A-14
           6.5.2.  Tax Loans...................................................  A-14
     6.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION..........................  A-14
           6.6.1   Board Authorization.........................................  A-14
           6.6.2   Shareholder Approval........................................  A-14
           6.6.3   Amendments to Awards........................................  A-15
           6.6.4   Limitations on Amendments to Plan and Awards................  A-15
           6.6.5   Accounting Changes..........................................  A-15
     6.7   PRIVILEGES OF STOCK OWNERSHIP.......................................  A-15
     6.8   EFFECTIVE DATE OF THE PLAN..........................................  A-15
     6.9   TERM OF THE PLAN....................................................  A-15

                                                                                 PAGE
                                                                                 ----
     6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.............................  A-15
           6.10.1  Choice of Law...............................................  A-15
           6.10.2  Severability................................................  A-15
     6.11  CAPTIONS............................................................  A-15
     6.12  NON-EXCLUSIVITY OF PLAN.............................................  A-16
     6.13  NO RESTRICTION ON CORPORATE POWERS..................................  A-16
     6.14  EFFECT ON OTHER BENEFITS............................................  A-16
7.   DEFINITIONS...............................................................  A-16

                             MIKRON INFRARED, INC.
                              AMENDED AND RESTATED
                          OMNIBUS STOCK INCENTIVE PLAN

1.    THE PLAN

1.1   INTRODUCTION, PURPOSE; COORDINATION.

      1.1.1 Introduction. The Board adopted the Company's Omnibus Stock Incentive Plan on May 3, 1999, subject to the approval of the Company's Shareholders. On August 20, 1999, the Company's shareholders ratified the Board's action and the Plan became effective on that date. This amendment and restatement of the Plan was adopted by the Board on March 25, 2003 and will become effective on the date the Company's shareholders ratify such adoption.

      1.1.2 Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 7.

      1.1.3   Coordination. Subject to the provisions of Sections 6.6.3 and
              6.6.4 of this Plan, all options granted pursuant to this Plan prior to the Effective Date of the amendment and restatement hereof shall be governed from and after such Effective Date by the terms and conditions of this Plan as so amended and restated.

1.2   ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE; INDEMNIFICATION.

      1.2.1 Committee. Except as otherwise provided herein, the Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards (including grants to members of the Board who are not employees of the Company) or administer the Plan, in which case the Board shall have all of the authority and responsibility granted to the Committee herein. To the extent any Award is made to an "officer" (as defined for purposes of Rule 16a-1(f) under the Exchange Act) or director of the Company, the Award shall be made by the full Board or a committee or subcommittee of the Board composed of at least two non-employee directors (as defined in Rule 16b-3 under the Exchange Act).

      1.2.2 Plan Awards; Interpretation; Powers of Committee. The Committee will have the authority, subject to the express provisions of this Plan and any express limitations on the delegated authority of the Committee, unless otherwise provided in an Award Agreement to:

              (a) determine eligibility and the particular Eligible Persons who will receive Awards;

              (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

              (c) approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

              (d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;
                                      A-1

              (e) in its absolute discretion, subject to any required consent under Section 6.6, (i) amend any outstanding Award or Award Agreement in any respect, whether or not the rights of the recipient of such Award are adversely affected, including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the recipient's circumstances and (ii) determine whether, to what extent and under what circumstances and method or methods (A) Awards may be (1) settled in cash, shares of Common Stock, other securities, other Awards or other property or (2) canceled, forfeited or suspended,
                   (B) shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred either automatically or at the election of the recipient thereof or of the Committee and
                   (C) Awards may be settled by the Company or any of its designees, provided that the Committee may not amend the terms of any outstanding Award without shareholder approval, unless such amendment is a result of a recipient's termination from employment due to retirement, death, disability or a Change in Control Event;

              (f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

              (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

      1.2.3 Binding Determinations. Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

      1.2.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company.

      1.2.5 Committee Action; Delegation. Actions of the Committee may be taken by the vote of a majority of its members. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

      1.2.6 No Liability. No director, officer or agent of the Company will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

      1.2.7 Indemnification. No member of the Board or the Committee or any employee of the Company (each such person a "Covered Person") shall have any liability to any person (including any grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such

              Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Restated Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

1.3 PARTICIPATION. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4   SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

      1.4.1 Shares Available. Subject to the provisions of Section 6.3, the capital stock that may be delivered under this Plan will be shares of the Company's authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

      1.4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 978,000 shares (the "SHARE LIMIT"). The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any one individual will be limited to 50,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 50,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 6.3.

      1.4.3 Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent Awards under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of an Award) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and business criteria that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant.

1.6 AWARD PERIOD. Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing; provided further that each Award will be subject to earlier termination as provided in or pursuant to Sections 6.2 and 6.3 of this Plan.

1.7   LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

      1.7.1 Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

      1.7.2 Procedure. Any exercisable Award will be deemed to be exercised when the Company receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.2.2 and Section 6.5 and any written statement required pursuant to Section 6.4 of this Plan.

      1.7.3 Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8   NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

      1.8.1 Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended:

              (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

              (b)  Awards will be exercised only by the Participant; and

              (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

              In addition, the shares shall be subject to the restrictions in the applicable Award Agreement.

      1.8.2 Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

              (a)  transfers to the Company;

              (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

              (c) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative.

              Notwithstanding anything else in this Section 1.8.2 to the contrary, Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code applicable to such awards.

2.    OPTIONS.

2.1 GRANTS. One or more Options may be granted under this Plan to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option. To the extent required to satisfy applicable securities laws, no Option (except an Option granted to an officer or director of the Company) shall become vested at a rate of less than 20% per year over five years after the date the Option is granted.

2.2   OPTION PRICE.

      2.2.1   Pricing Limits. Subject to the following provisions of this
              Section 2.2.1, the purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of grant of the Award. In no case will such purchase price be less than 85% of Fair Market Value of the Common Stock on the date of grant. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. In the case of an Option (incentive or nonqualified) granted to a Participant described in Section 2.6, the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant.

      2.2.2 Payment Provisions. The purchase price of any shares of Common Stock purchased on exercise of an Option granted under this Plan will be paid in full at the time of each purchase in one or a combination of the following methods:

              (a)  in cash or by electronic funds transfer;

              (b) by certified or cashier's check payable to the order of the Company;

              (c) by notice and third party payment in such manner as may be authorized by the Committee;

              (d) subject to the proviso below, by the delivery of shares of Common Stock already owned by the Participant, provided the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Company upon exercise of a stock option must have been owned by the Participant at least six (6) months as of the date of delivery; or

              (e) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of
                   Section 2.2.3.

              Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor, and all related withholding obligations under Section 6.5 and other conditions to exercise have been satisfied.

      2.2.3 Acceptance of Notes to Finance Exercise. The Company may, with the Committee's approval in each specific case, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

              (a) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Company in consideration of such exercise or receipt.

              (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

              (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

              (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Company) by the Participant subsequent to such termination.

              (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

              (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations, including those of the Federal Reserve Board and under the New Jersey Business Corporation Act, as then in effect.

2.3   LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

      2.3.1 $100,000 Limit. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

      2.3.2 Other Code Limits. Incentive Stock Options may only be granted to employees of the Company or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

      2.3.3 ISO Notice of Sale Requirement. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Company of any sale or other transfer of the shares of Common Stock acquired within one year after the exercise date or two years after the Award Date.

2.4 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Award granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of the Option, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares of Common Stock subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.5 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

2.6 LIMITS ON 10% HOLDERS. No Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Company (or a parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or a parent or subsidiary of the Company), unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and, in the case of an Incentive Stock Option granted to such a person, such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.7 RESTRICTIONS ON TRANSFER. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

3.    STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

3.1 GRANTS. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2   EXERCISE OF STOCK APPRECIATION RIGHTS.

      3.2.1 Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

      3.2.2 Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

      3.2.3 Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

      3.2.4 Proportionate Reduction. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3   PAYMENT.

      3.3.1 Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying:

              (a) the difference (which shall not be less than zero) obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

              (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

      3.3.2 Form of Payment. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with, or substitution for, Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.    RESTRICTED STOCK AWARDS.

4.1 GRANTS. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Company or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions.

4.2   RESTRICTIONS.

      4.2.1 Pre-Vesting Restraints. Except as provided in Sections 4.1 and 1.8, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

      4.2.2 Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

      4.2.3 Cash Payments. If the Participant has paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3 RETURN TO THE COMPANY. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable

      Award Agreement, will not vest and will be returned to the Company in such manner and on such terms as the Committee provides.

5.    PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may grant Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "PERFORMANCE CYCLE") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

5.2 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.3 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6.    OTHER PROVISIONS.

6.1   RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

      6.1.1 Employment Status. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

      6.1.2 No Employment Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 6.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

      6.1.3 Plan Not Funded. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Company, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant,

              Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

      6.1.4 Charter Documents. The Certificate of Incorporation and By-Laws of the Company, as either of them may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

6.2 EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

      6.2.1 Dismissal for Cause. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if a Participant is terminated by the Company for Cause, his or her Option will terminate on the Severance Date, whether or not then vested and/or exercisable.

      6.2.2 Resignation. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if a Participant resigns (other than because of a Total Disability or Retirement):

              (a) the Participant will have until the date that is 60 days after the Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested on the Severance Date;

              (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date; and

              (c) the Option, to the extent not exercised, shall terminate at the close of business on the last day of the 60-day period.

      6.2.3 Layoff or Other Involuntary Termination. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if a Participant is laid off or otherwise terminated at the will of the Company (other than in circumstances constituting a termination because of Total Disability, Retirement, or a termination by the Company for Cause):

              (a) the Participant will have until the date which is three (3) months after the Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested on the Severance Date;

              (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date; and

              (c) the Option, to the extent not exercised, shall terminate at the close of business on the last day of the 3-month period.

      6.2.4 Death, Disability, or Retirement. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if a Participant's employment by the Company terminates as a result of Total Disability or death, or the Participant's Retirement:

              (a) the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant's Total Disability or death, respectively), will have until the date that is 12 months after the Severance Date to exercise the Participant's Option (or portion thereof) to the extent that it was vested on the Severance Date;

              (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date; and

              (c) the Option, to the extent not exercised, shall terminate at the close of business on the last day of the 12-month period.

      6.2.5 Events Not Deemed a Termination of Employment. Unless Company policy or the Committee otherwise provides, a Participant's employment relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence, authorized by the Company or the Committee. Any Award held by any Eligible Person on approved leave of absence shall continue to vest, unless the Committee or Company otherwise provides in connection with the Award, the particular leave or by Company policy. In no event shall an Option be exercised after the expiration of the term set forth in the Award Agreement or the termination of the Option in accordance with Section 6.3.

      6.2.6 Effect of Change of Subsidiary Status. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

      6.2.7 Committee Discretion. Notwithstanding the foregoing provisions of this Section 6.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than a discharge for Cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Sections 1.6 and 6.3, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

      6.2.8 Termination of Consulting or Affiliate Services. If the Participant is not an Eligible Employee or a director of the Company, and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Committee notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant's termination of services for purposes of this Plan shall be the date which is 10 days after the Committee's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

6.3   ADJUSTMENTS; ACCELERATION.

      6.3.1 Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Company as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

              (a)  in any of such events, proportionately adjust any or all of
                   (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, (4) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (5) the performance standards appropriate to any outstanding Awards, or

              (b) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

              In this context, the Committee may not make adjustments that would disqualify Options as Incentive Stock Options without the written consent of holders of Incentive Stock Options materially adversely affected thereby.

              In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

      6.3.2 Acceleration of Awards Upon Change in Control. Subject to Section 6.3.5, immediately prior to the occurrence of a Change in Control
              Event:

              (a) each Option and Stock Appreciation Right shall automatically accelerate and shall become immediately vested and exercisable,

              (b) all issued and outstanding shares of Restricted Stock shall immediately vest free of restrictions, and

              (c) each Performance Share Award shall become immediately payable to the Participant.

              However, an outstanding Option of Stock Appreciation Right shall not become exercisable on such an accelerated basis, any outstanding shares of Restricted Stock shall not immediately vest free of restrictions and any Performance Share Award shall not become immediately payable to the Participant, if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect after the occurrence of the Change in Control Event or (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control Event on any shares underlying the Award which are not otherwise at that time exercisable or issuable and which provides for subsequent payout of that spread no later than the same exercise/vesting schedule applicable to the Award or (iii) the acceleration of such Award is subject to other limitations imposed by the Committee at the time of the grant thereof. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections 6.3.4 and 6.3.5) not greater than 30 days before or only upon the consummation of the event.

      6.3.3 Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.3.2 but is not exercised in connection with or prior to (a) a dissolution of the Company, (b) an event described in Section 6.3.1 that the Company does not survive, or (c) the consummation of a Change in Control Event approved by the Board, the Option or right shall terminate if the Board or the Committee has expressly provided through a plan of reorganization or otherwise for the substitution, assumption, exchange or other settlement of the Award. If the exercisability of an Award has been timely accelerated in any of the circumstances in (a) through (c) above but the Award is not exercised and no provision has been made for a substitution, assumption, exchange or other settlement, the Award shall terminate upon the occurrence of the event.

      6.3.4 Possible Rescission of Acceleration. If the vesting of an Option has been accelerated in anticipation of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

      6.3.5 Golden Parachute Limitations. Unless otherwise specified in an Award Agreement or otherwise authorized by the Board in the specific case, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied any federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

6.4   COMPLIANCE WITH LAWS.

      6.4.1 General. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements. The Company shall deliver annually to Participants such financial statements of the Company as are required to satisfy applicable securities laws.

      6.4.2 Compliance with Securities Laws. No Participant shall sell, pledge or otherwise transfer shares of Common Stock acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this
              Section 6.4 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of shares of Common Stock acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

              (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

              (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

              (c) such Participant notifies the Company of the proposed disposition and furnishes the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, furnishes to the Company an opinion of counsel acceptable to the Company's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

              Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Company make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Company.

      6.4.3 Required Consents and Legends. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

6.5   TAX WITHHOLDING.

      6.5.1 Tax Withholding. Upon any exercise, vesting, or payment of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

              (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment;

              (b) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment; or

              (c) reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy such withholding obligation.

              The Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company utilize the withholding offset under clause (c) above.

              In no event will the value of shares withheld under (c) above exceed the minimum amount of required withholding under applicable law.

      6.5.2 Tax Loans. If so provided in the Award Agreement or otherwise authorized by the Committee, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in
              Section 6.5.1. Such a loan will be for a term not greater than nine months and at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law, may establish. Such a loan need not otherwise comply with the provisions of Section 2.2.3.

6.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION.

      6.6.1 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify, restate and/or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

      6.6.2 Shareholder Approval. Any amendment to this Plan shall be subject to shareholder approval to the extent then required under Section 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

      6.6.3 Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution
              (a) may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and
              (b) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award, provided that changes contemplated by Section 6.3 or
              Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

      6.6.4 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this
              Section 6.6.

      6.6.5 Accounting Changes. Notwithstanding the foregoing provisions of this Section 6.6.3 or Section 6.6.4, if the accounting treatment under generally accepted accounting principles of any Options granted hereunder would be materially more adverse to the Company than anticipated at the time of approval of this Plan or the Options (including, without limitation, if any Option(s) would render pooling accounting unavailable to the Company with respect to any transaction that would, in the absence of such Option(s), be accounted for as a pooling of interests transaction) because of a change in those principles or the interpretation or application thereof by the Company's independent accountants, the Committee may, in the exercise of its discretion and without the consent of the Participant, amend the terms of such Options to the extent the Committee deems necessary to eliminate such effect.

6.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN. This Amended and Restated Omnibus Stock Incentive Plan shall become effective on the date of its approval by the Company's shareholders (the "EFFECTIVE DATE").

6.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the 10th anniversary of the Effective Date (the "TERMINATION DATE"). No Awards may be granted under this Plan after the Termination Date. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the Termination Date.

6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

      6.10.1 Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of New Jersey.

      6.10.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect provided that the essential economic terms of this Plan and any Award can still be enforced.

6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.13 NO RESTRICTION ON CORPORATE POWERS. The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

6.14 EFFECT ON OTHER BENEFITS. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plan.

7.    DEFINITIONS.

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Company.

"CAUSE" means:

      (a) any act of theft, embezzlement, fraud, dishonesty, gross negligence, repeated failure to perform assigned duties, a breach of fiduciary duty to the Company or a breach of or deliberate disregard of the applicable law or Company policy;

      (b) the unauthorized disclosure of any trade secrets or confidential information of the Company;

      (c)   unfair competition with the Company;

      (d) inducement of any customer of the Company to break any contract with the Company; or

      (e) inducement of any principal for whom the Company acts as agent to terminate such agency relationship.

      Solely for the purpose of this Plan, a termination of services for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Board or Committee) only if the Company delivers notice to the Participant of Cause upon or before a termination of employment and shall be final in all respects on the date the Participant's service is terminated. For purposes of this definition, the Company includes any affiliate of the Company.

"CHANGE IN CONTROL EVENT" means any of the following:

      (a) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

      (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "BUSINESS COMBINATION"), unless (1) as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "SUCCESSOR ENTITY") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Company's voting securities immediately before the Business Combination; and (2) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination; or

      (c) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company, other than as a result of
            (1) an acquisition directly from the Company, (2) an acquisition by the Company, (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (4) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (b) above.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means a committee of the Board to be drawn solely from members of the Board who are "non-employee directors" (as defined in Rule 16b-3 under the Exchange Act).

"COMMON STOCK" means the shares of the Company's Common Stock, $0.003 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 6.3 of this Plan.

"COMPANY" means Mikron Infrared, Inc., a New Jersey corporation, together with its subsidiaries, and its successors.

"CONSENT" as used in Section 6.4.3 with respect to any Plan Action includes
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) or any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency and
(d) any and all consents required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

"COVERED PERSON" shall have the meaning attributed to such term in
Section 1.2.7 of this Plan.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"EXCLUDED PERSON" means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) the Company,
(c) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity, or (d) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the Common Stock on the Effective Date (or an affiliate, successor, heir, descendant, or related party of or to such person).

"FAIR MARKET VALUE" on any date means:

      (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the New York City Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

      (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ Stock Market or a similar organization if the NASD is no longer reporting such information;

      (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Stock Market, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

      (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Stock
            Market and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

      Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Company or a Subsidiary as a Nonqualified Stock Option or an Incentive Stock Option.

"OTHER ELIGIBLE PERSON" means any director of, or any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to, the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee. A person who is neither an employee, officer, nor director who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (a) the Company's eligibility to use Form S-8 to register under the Securities Act, the offering of shares issuable under this Plan by the Company, or (b) the Company's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted and holds an Award under this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this Mikron Infrared, Inc. Amended and Restated Omnibus Incentive Plan, as it may hereafter be amended from time to time.

"PLAN ACTION" shall have the meaning attributed to such term in
Section 6.4.3 of this Plan.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining (a) age 60 with ten or more years of employment with the Company, or (b) age 65.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"SEVERANCE DATE" means the date of a Participant's termination of employment with the Company for any reason whatsoever.

"STOCK APPRECIATION RIGHT" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

"TOTAL DISABILITY" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

                                                                      Appendix 1

                              MIKRON INFRARED, INC.

This Proxy is Solicited on Behalf of the Board of Directors of Mikron Infrared, Inc.

The undersigned holder of the $.003 par value common stock (the "Common Shares") of Mikron Infrared, Inc. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of the Company and Proxy Statement attached thereto, all relating to the Company's Annual Meeting of Shareholders (the "Annual Meeting"), and does appoint Gerald D. Posner, Dennis L. Stoneman and Keikhosrow Irani, and each of them, the true and lawful attorney or attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned according to the number of Common Shares the undersigned would be entitled to vote if then personally present at the Annual Meeting to be held at the offices of the Company located at 16 Thornton Road, Oakland, N.J., on Monday, May 12, 2003, at 11:00 A.M., or at any adjournment or adjournments thereof (the "Meeting"), and thereat to vote all Common Shares of the Company held by the undersigned and entitled to be voted thereat upon the following matters:

                (Continued and to be signed on the reverse side)

                        Annual Meeting of Shareholders of
                              MIKRON INFRARED, INC.

                                  May 12, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible

                Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. To elect as Directors to serve until the Annual Meeting to be held in 2004, the Nominees listed below:

                                    NOMINEES

[ ]  For all nominees      [ ]  Lawrence C. Karlson (Chairman)
                           [ ]  Henry M. Rowan
[ ]  Withhold authority    [ ]  William J. Eckenrode
     for all nominees      [ ]  Gerald D. Posner
                           [ ]  Dennis L. Stoneman
[ ]  For all except        [ ]  Keikhosrow Irani
     (see instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To change the address on your account, please check the
box at right and indicate your new address in the address
space above. Please note that changes to the registered
name(s) on the account may not be submitted via this method.             [ ]
-------------------------------------------------------------------------------

2. To adopt the Mikron Infrared, Inc.       FOR AGAINST ABSTAIN
Amended and Restated Omnibus Stock          [ ]     [ ]     [ ]
Incentive Plan.

3. To ratify the appointment of BDO         FOR AGAINST ABSTAIN
Seidman, LLP as the Company's               [ ]     [ ]     [ ]
independent auditors for the fiscal year ending October 31, 2003.

4. To transact such other business as       FOR AGAINST ABSTAIN
may properly come before the meeting.       [ ]     [ ]     [ ]

This Proxy confers authority to vote "FOR" each of propositions 1, 2 and 3, listed above unless otherwise indicated. If any other business is transacted at said meeting, this proxy shall be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote of "FOR" for each of the listed propositions. This proxy is solicited on behalf of the Board of Directors of Mikron Infrared, Inc. and may be revoked prior to its exercise.

The cost of solicitation of proxies from our shareholders will be borne by us. We may also agree to pay banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to their principals.

All joint owners must sign.

Signature of Shareholder ____________________________ Date ___________________

Signature of Shareholder ____________________________ Date ___________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.